SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 August 7, 2002
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                        (Date of earliest event reported)



                        Marsh & McLennan Companies, Inc.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




            Delaware                      1-5998                 36-2668272
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)



1166 Avenue of the Americas, New York, NY                               10036
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(Address of principal executive offices)                              (Zip Code)



                                  (212) 345-5000
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)





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Item 9.  Regulation FD Disclosure

On August 7, 2002, each of the Principal Executive Officer, Jeffrey W. Greenberg, and Principal Financial Officer, Sandra S. Wijnberg, of Marsh & McLennan Companies, Inc., submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. A copy of each of these statements is attached to this Report as an exhibit and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MARSH & McLENNAN COMPANIES, INC.



                                                By: /s/ Gregory F. Van Gundy
                                                    ----------------------------
                                                    Name:  Gregory F. Van Gundy
                                                    Title: Secretary



Date: August 7, 2002

Exhibit Index

Exhibit (99.1):  Statement Under Oath of Principal Executive Officer dated
                 August 7, 2002

Exhibit (99.2):  Statement Under Oath of Principal Financial Officer dated
                 August 7, 2002